Sunoco Logistics Partners L.P. NYSE: SXL Management Presentation November 18, 2008 Exhibit 99.1

Forward-Looking Statements
Statements made in this presentation that are not historical facts are forward-looking statements.  We believe the assumptions underlying these statements are reasonable, but caution you that such forward-looking statements involve risks that may affect our prospects and performance, causing actual results to differ from those discussed here.  Such risks and uncertainties include:
our ability to consummate announced acquisitions and integrate them into existing operations; our ability to complete internal growth projects; the ability of such acquisitions and internal growth projects to be cash-flow accretive;
increased competition; changes in demand for crude oil we buy and sell, as well as for crude oil and refined products we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines connected to our pipelines and terminals; changes in levels of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorists acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our 2008 Form 10-Q (filed with the Securities and Exchange Commission on November 5, 2008).  We undertake no obligation to update publicly any forward-looking statements in this presentation, whether as a result of new information or future events.  This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the appendix at the end of this presentation.

Agenda
Overview Deborah M. Fretz
President & Chief Executive Officer
Managing Capital Projects David A. Justin
VP Operations
Growth Opportunities Christopher W. Keene
VP Business Development
Lease Crude Acquisition & Marketing Scott W. McCord
VP Lease Acquisition & Marketing
Financial Performance Neal E. Murphy
VP & Chief Financial Officer
Closing Deborah M. Fretz
President & Chief Executive Officer

Overview Deborah M. Fretz President & CEO

Sunoco Logistics – Asset Overview

-1,700 miles of refined product pipelines
-3,800 miles of crude trunk pipelines
-36 refined product terminals
-23.4 million barrels of crude oil storage capacity (including 16.5  million barrels at Nederland)
-Ownership interest  in 6 product and crude oil pipelines

Key Business Attributes
Stable fee based revenue – limited commodity risk
Geographically diverse assets – expanded asset footprint
– Serve key U.S. refining and production centers in U.S. Northeast,
Midwest, and Gulf Coast
– Provide transportation and storage services to meet growing requirements from foreign crude into the Texas Gulf region
– Successful completion and integration of 12 acquisitions since 2002
– MagTex will be the 13 acquisition
Key strategic relationship with Sunoco
– Sunoco owns 43%, including 2% GP

th

Key Business Attributes
Strong business fundamentals
– Demand driven throughput increases
– Tariff increases (PPI influenced)
– Increased terminal services
– Market volatility provides opportunity
– Shortage of storage infrastructure creates supply demand
imbalance
– Long term contracts
Well experienced management team with excellent safety record
Flexible capital structure to support growth
Strong, stable investment grade credit rating
Debt to EBITDA at 2.1x’s among the lowest in the midstream MLP sector

Financial Growth
4
Total EBITDA $252 MM
Total EBITDA $97 MM
Western System (Pipeline and Lease Acquisition) has grown from
16% to 43% of EBITDA
2002 EBITDA
Eastern Pipeline
Terminals
Western Pipeline
$15 MM
16%
$ 42 MM
43%
$40 MM
41%
LTM 9/30/08 EBITDA
Eastern Pipeline
Terminals
Western Pipeline
$108 MM
43%
$67 MM
26%
$77 MM
31%

Average Annual
Distribution
(per unit)
Distribution Summary
LP/GP
Split (%)
5
Current distribution of $3.86 (8.5% yield as of 11/7/08)
Latest 12 month distribution growth 13.5%
CAGR Q1 2002 – Q3 2008 12.0%
LP Distribution increased in 20 of last 21 quarters
$1.70
$1.90
$2.10
$2.30
$2.50
$2.70
$2.90
$3.10
$3.30
$3.50
$3.70
$3.90
2002 2003 2004 2005 2006 2007 2008
50 / 50
75 / 25
85 / 15
98 / 2

Summary – Current Business
Business Growth
- Over 60% EBITDA growth in last two years with no
acquisitions
- Growth in all segments
Distribution Growth
- Near the top of our peer group in distribution growth
- Lowest debt/EBITDA in the peer group in 2008
6

Future Growth Opportunities
7
Increased Asset Utilization
- Increased terminalling services
- Expanded capability of lease acquisition marketing group
- Demand driven throughput growth
Margin Improvement
- FERC tariffs, market based tariffs
- Crude oil storage infrastructure shortage
- Additional terminalling services
Asset Base Expansion
- MagTex acquisition and integration
- Nederland build out
- Motiva Pipeline project
- Other organic & acquisition growth

Business Summary
8
2008 is expected to be a record year with estimated free cash flow from
$205 to $210MM
- 2008 Distribution Coverage is projected at 1.5x
- Approximately 90% of 2008 Free Cash Flow is ratable
Our investment platforms provide optionality with multiple growth opportunities – across all our businesses

Managing Capital Project Risks David A. Justin VP Operations

Capital Construction Projects
From concept to actual construction, many factors impact a multi-year project:
Customers require early estimates to determine their interest
Scope of project generally expands as project becomes better defined
Detailed engineering estimates to get to +/- 10% accuracy are expensive and later in process
Project economics require a good understanding of the estimate ranges
Contractual agreement (Throughput & Deficiency Agreement) with customers initiates permitting and contracting activities before actual start of construction
1

Capital Construction Projects
Key concerns once customer contract signed:
Escalation of:
Materials – primarily steel (45% of pipeline and 55% of tank costs)
Construction costs – in a market with heavy industry competition for resources
Project timeline
2

Steel Pipe and Tube 2005-2006 +6.0% 2006-2007 - 2.3% 2008 YTD +39.5% September - 1.2% US Bureau of Labor Statistics (PCU3312103312100 ) 3

NEDERLAND
TERMINAL
MOTIVA
MILLER TANK FARM
NEDERLAND
T0 MOTIVA
30” PL
Nederland Project
• Nederland Terminal
- (3) 660 MBBL Tanks
- Pump Station @ 8,000 HP
- Piping & Manifold Modifications
- Delivery Meters
• Pipeline
- 8.1 Miles of 30”
- Delivery Meters
Motiva Project Map

Motiva Port Arthur Crude Oil Project
Contract signed with customer December 2006
Original Estimate Projected
Project completion date January 2010 Q3 2009
Project cost * $90MM $90MM
5
* Excludes Capitalized interest

How Was This Accomplished?
Established a project management structure to ensure accountability
& control
Name a dedicated Project Manager
– Monthly review with Executive Management
Assessed global market to source steel and lock in price
Ordered long lead time items (pump & motor) early
Established early contractor relationships
Utilized incentives to attract and retain work force
Ratable tank program
6

Growth Opportunities Christopher W. Keene VP Business Development

Growth Opportunities
Growth is platform focused to optimize investments with additional organic opportunities
- Refined product pipelines and terminals
- Crude oil pipelines and terminals
Focus is placed on getting the most out of the current asset base with increased utilization
Expansion of the asset base has occurred by
- Networking from existing assets
- Acquiring assets which are complimentary
1

Investment: Growth Capex and Acquisitions 2 Growth Capex & Acquisitions Investment since IPO: $1B 0 50 100 150 200 250 300 350 2002 2003 2004 2005 2006 2007 2008P Organic Acquisitions ($MM)

Growth Opportunities
Refined product platform
- MagTex Acquisition from Exxon Mobil
- Increased terminalling services
- Eastern System Optimization
Crude Oil Platform
- Lease Acquisition & Marketing
- Nederland Terminal Build-out/Motiva Port Arthur
- Canadian Crude Oil
3

Refined Products Platform

MagTex Pipeline System

•472 mile refined product pipeline
system in Texas
•6 refined product terminals
•Connected to ExxonMobil’s
Beaumont Refinery and Motiva’s
Port Arthur Refinery
•Connected
to 3 party terminals
in Houston
MagTex Acquisition from ExxonMobil
rd

MagTex Strategic Rationale
• Establishes refined product platform in the Western Region
• Connects to expanding refineries on the Gulf Coast
• Synergies with existing operations between Beaumont – Houston –
Hearne
• Provides opportunities for organic growth projects
– Construction of a Houston area terminal
– Long term T&D with major oil refiner
– Conversion of a crude oil pipeline to refined product service to supply to Longview

MagTex Transaction
Purchase price of $184 MM *
10 year Pipeline & Terminal T&D with Exxon Mobil
- Support of $5.5 MM from the GP (Sunoco) over 4 years  to
enhance accretion to Limited Partners
Acquisition will be debt financed
Closing expected Q4 2008
*   Potential adjustments to purchase price, tariffs and Exxon Mobil’s throughput commitment based upon actual volume levels

Immediately Accretive Plus Growth Opportunities

Western Pipeline System (Crude Oil & Refined Products) 8

Eastern Refined Products System 9

Refined Products Platform
Delivers refined products from Sunoco refineries to Northeast and
Midwest terminals
- 85% of pipeline volume is associated with Sunoco refineries
Eastern Pipeline has high utilization and is bottlenecked in certain locations
- Capacity exists in MidWest segments
- Growth in terminals is a result of added services
- Ethanol blending
Opportunities
Debottleneck system to increase pipeline capacity
Enhance connections to Sunoco and third-party refiners to
increase pipeline throughput
Optimize terminal tankage in response to increased demand
10

Eastern Area Connectivity Increase pipeline capacity to Western PA Enhance third-party connectivity & flexibility Increase Sunoco throughput to Newark Increase Shipments from Midwest to Pittsburgh 11

Crude Oil Platform

Crude Oil Platform
A flexible network of pipelines and terminals that optimizes crude oil movements in order to capture transportation fees as well as margin
Nederland Terminal hub strategy provides connectivity for sourcing and delivery of crude oil to geographically diverse customer base
Extensive Texas and Oklahoma pipeline network
Opportunities
- Flexible pipeline network
- Lease Acquisition Marketing and Supply growth
- Nederland Terminal expansion/build-out
- Canadian pipeline solutions
13

Western Crude Oil System 14

Sunoco Logistics- Nederland Terminal • 16.5 MMB Working Capacity -Additional 2.0 MMB in-service 2009 • Five Ship Docks – Three Barge Docks • Two Ship Anchorages 15

SUNOCO
Logistics (SXL)
Midland and
Big Springs
SXL
10"
Patoka IL
Canadian Crude
Longview, TX
Mid-Valley PL
To Wortham / Corsicana / Longview, TX
Citgo 20”
Lake Charles
24” Exxon Mobil
Beaumont
5 Ship Docks
3BargeDocks
DOE 42”
Shell 22”
SPR
Big Hill
Valero
Port Arthur
Lucas
ExxonMobil
Baytown
Shell 20”
OTI
Houston
OTI 24”
Shell
Deer Park
Lyondell
Houston
Shell PL
East Houston
Shell 16”
BP26”
BP Amoco
Texas City
Deepwater
Gulf of Mexico
XOM 20”
Waterborne Transport
SXL 30” Motiva
Port Arthur
SPR West Hackberry
26”
Nederland Terminal Hub
Cushing, OK
Canadian Crude
16
Other Area
Refineries
Key:
Existing Pipelines
Potential Pipelines

Nederland Terminal –
Key Drivers of Crude Oil Tank Demand
Increased foreign imports into the Gulf – Waterborne and Canadian
Refinery Expansions
- Increasing regulations governing inspections, repair, modification and construction have led to greater outsourcing, more tanks taken out of service
Segregation of increasing number of crude grades
Provides a logistics buffer during current period of tight worldwide supply and demand
17

Nederland Terminal Build Out
Shell Capacity
MM BBLS
January 2008 14.7
2008 Construction 1.8
Motiva Project – 2009 2.0
Other Tanks 1.2
Additional Buildout Capability 10.8
Total Potential Capacity
30.5
18
Expect to Increase Capacity by 2-3 MM Barrels per year
2009 - 2011

Nederland Terminal – Motiva Port Arthur Project
Provide crude oil logistics for Motiva Port Arthur refinery expansion
Construct 2.0 million barrels of tankage at Nederland Terminal and
8.1 mile pipeline to refinery
- Estimated cost: $90 MM
- Completion Date: 2009
Increases Nederland’s extensive connectivity to Gulf Coast and inland refineries
- Additional capacity available on pipeline
Immediately accretive upon completion
19

Canadian Crude Oil Opportunities 20 SXL Potential projects

Canadian Crude Oil Supply
With significant future growth of Canadian crude production, pipeline systems are evolving to move crude oil to new markets
– Timing of pipeline requirements is unclear
Sunoco Logistics’ Potential Projects
Expand Marysville to Toledo crude line to supply more Canadian heavy
– Increase from 30 MBD to 45 MBD of heavy crude oil
Develop pipeline system from Cushing, OK to USGC Gulf Coast
– Transport 300 MBD of Canadian heavy to the Gulf Coast
– Possible cost advantage of using existing assets
Utilize Nederland Terminal as hub/distribution point
– Existing pipeline connectivity and terminal expansion capability
– Currently handling Canadian crude oil
Develop Buffalo, NY to Philadelphia, PA pipeline system for syncrude to
East Coast refineries
– Existing right-of-way
– Large market (over 1 MMBD of refining capacity)
21

Break

Lease Crude Acquisition & Marketing Scott W. McCord VP Lease Acquisitions & Marketing

Lease Acquisition
Acquire crude oil to fill SXL’s Western Area Pipeline system
Develop asset growth opportunities
Identify potential opportunities associated with pipeline acquisitions
Execute contango positions, quality optimization and arbitrage opportunities
1
Roles

Purchase Crude
Oil @ Wellhead
Transported via:
-SXL Truck or
Gathering Line
-3
rd
Party Truck or
Gathering Line
Transported via:
-SXL Pipeline
-3
rd
Party Pipeline
Sell Crude
Oil to Market
Gathering
Pipeline
Trunk Line
Terminal
Refinery
Trunk Line
Buy
Sell
SXL
Transport (or Exchange)
Lease Acquisition And Marketing Business Model
2

3 Lease Acquisition Markets

Business Philosophy
Balanced Book
Before new barrels can be purchased, it is verified that there is a sales contract in place for the new barrels
All term purchases are sold on a corresponding term basis
All month-to-month purchase contracts are renegotiated as market conditions change
Volatility is inherent in the crude oil marketing business and our philosophy is to maximize margins while carefully managing risk
4

Major EBITDA Components
Gross Margin
Difference between sales price and cost of crude oil
Contango
Prompt crude cost is less than future crude cost
Quality Optimization
Maximize value of crudes of different quality
5

$/BBL
Purchase barrel at lease
Sunoco Logistics posting                   $70.00
Bonus paid to producer 1.60
Truck costs 0.85
Pipeline full tariff cost 0.55
Total cost $73.00
Sales price
$73.25
Margin
$ 0.25
Gross Margin Example
6

2002-2008 Spot Market Structure (2.5) (2.0) (1.5) (1.0) (0.5) 0.0 0.5 1.0 1.5 2.0 7 ($/bbl) Prompt month: More Valuable – Lease Margins Expand Prompt month: Less Valuable – Lease Margins Contract

Month 1 (January) $/BBL
Purchase barrels and store $70.00
Tank Rental                         $  0.30
Time value of money (5%X$70.00) $  0.29
Total cost $70.59
Month 2 (February)
Sell barrels to end user $71.50
Contango profit/barrel
$    .91
Contango Example

Tankage available for contango positions - 1.0 MMB

WTI vs. WTS: Spot Market Price Differential (9) (8) (7) (6) (5) (4) (3) (2) (1) 0 9 ($/bbl)

Income
Component
Actions Taken to Capture Value for SXL
Results
Gross
Margin
Transport to Market Sell Crude
Gross Margin
Profit
Buy Crude
=
Contango
Buy Crude
Store Crude
(SXL Tankage)
Transport
to Market
Sell Crude
=
Contango
Profit
EBITDA
Quality
Optimization
Buy Various
Qualities of
Crude
Transport to
SXL Facility
Optimize
Quality
Sell Crude
=
Quality
Optimization
Profit
+
+

Opportunity / Challenge
• Volatility creates opportunities
– Basis differentials (WTI vs LLS)
– Sweet/Sour differentials (WTI vs WTS)
– Contango vs backwardation market structure
• The challenge is for Lease Acquisition to protect / grow EBITDA by capturing opportunities when presented
Our Response
• Expand the Footprint
– Clarkson, Kentucky truck station
– Bay City Fractionator
• Integrate pipeline and terminal assets to capture basis differentials (WTI vs LLS)
– Nederland / E.TX 10”
• Expand crude optimization operations
– Midland optimization
– Additional tankage at Nederland
• Market Structure
– Contango storage
Market Volatility / Dynamics

LLS vs. WTI: Spot Market Price Differential (1.0) (0.5) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 12 ($/bbl)

Growth Opportunities Nederland Hub Midland via Amdel Bay City Fractionator Kentucky Kansas New pipeline systems Barnett Shale extensions 13 Excellent EBITDA Growth with Modest Capital

Lease Acquisition Growth Opportunities 14

Nederland Utilization by Lease Acquisition
Daily volume has increased from 35 MBD in 2006 to 63 MBD in
2008
Currently delivering Gulf Coast, East Texas, South Texas and WTI crude oils to Nederland
Volumes to be expanded by barged-in crude oil from South
Texas/Louisiana coast and foreign sweet/sour oil
Market crude oil to diverse group of refiners
Goal is to add sweet/sour crude oil streams and new inland
markets
Currently lease 0.7 MMB of storage capacity which will grow up to
1.3 MMB in 2009

Gather 3 MBD of Texas Gulf Coast crude and condensate into Bay
City Terminal
Barge crude to Nederland for sale
Barge up to 5 MBD of Gulf Coast condensate to Bay City
fractionator
Utilize same barge that moves crude to Nederland
Increase segregated Gulf Coast condensate volume
Expansion opportunities exist with additional Lease gathering/barge-
out facilities and fractionator locations
Bay City Fractionator

Midland Optimization
Transport crude oil from the Texas Gulf Coast and Hearne/Southbend area, and market in the West Texas Area
Economic driver is arbitrage between GC A and West Texas
Provides SXL
Amdel tariff revenue
Hearne/Southbend marketing flexibility
Critical mass to initiate foreign cargo purchasing
Opportunity to market foreign crude to West Texas refiners

Lease Acquisition Growth Opportunities 18

Financial Performance Neal E. Murphy VP & CFO

EBITDA & Free Cash Flow*

90
110
130
150
170
190
210
230
250
2002 2003 2004 2005 2006 2007 LTM
9/30/08
            EBITDA
            Free Cash Flow
1
CAGR 18%
CAGR 25%
*    For a reconciliation of EBITDA & free cash flow to net income see Appendix Slide 5.

Competitive Assessment
2
10/31/2008 2008 E YTD 3 Years TTM 9/30/08 2008 E
Peer Group
Kinder Morgan 7.5% 4.9 7% 29% 16% 1.0
Oneok 7.8% 4.1 -3% 48% 7% 1.2
Magellan 7.8% 3.4 -13% 8% 9% 1.3
Sunoco Logistics 8.5% 2.5 -4% 40% 14% 1.4
Enterprise Products 8.6% 4.5 -18% 11% 7% 1.3
Buckeye 8.7% 5.1 -14% 1% 6% 1.0
Plains 8.9% 5.5 -17% 2% 6% 1.1
Energy Transfer 9.2% 4.1 -23% 25% 8% 1.1
NuStar 9.2% 4.0 -8% -1% 7% 1.3
Enbridge 10.2% 5.7 -19% -20% 4% 1.2
TEPPCO 10.2% 5.8 -19% -19% 4% 1.0
Holly 10.6% 5.9 -31% -35% 6% 1.1
Crosstex 19.6% 7.2 -56% -72% -15% 0.9
Average 9.8% 4.8 -17% 1% 6% 1.1
Median 8.9% 4.9 -17% 2% 7% 1.1
Source: Wachovia Capital Markets LLC Equity Research
Distribution
Coverage
Debt/
EBITDA Yield
Distribution
Growth
Total Unitholder Return

Financial Summary
Forward Guidance
-
2008 is expected to be a record year for free cash flow even after excluding $15MM of non ratable cash flow due to commodity
pricing and Lease Acquisition volatility
- Business has significant organic growth opportunities
- Projects are largely under our control
-
2009 Target distribution growth at 10% - minimum
- 2010 – 2011
- Expect to spend $100MM - $150MM annually on organic
projects
- Generating approximately $20MM - $30 MM in EBITDA
3

Organic Projects (On Line 2008)
Investment
Refined Products System 10
-Eastern System Optimization
-Manassas Tank Construction
Crude Oil System 40
-New Tanks
-Western System Optimization
Growth in Annualized Cash Flow (pre-financing) 10 to 12
4
($MM)

Organic Projects (On Line 2009)
Investment
Refined Products System 200
-MagTex (Closing Q4 2008)
-Eastern System Optimization
Crude Oil System 130
-New Tanks - Nederland
-Bay City Fractionator
-Motiva Project
Growth in Annualized Cash Flow (pre-financing) 40 to 50
5
($MM)

2009 Free Cash Flow Before Financing
Investment
Forecasted FCF 2008 (before financing) 235 - 240
Non-ratable 2008 Earnings
(Commodity Prices, Lease Volatility) (15)
Normalized 2008 FCF (before financing)* 220-225
Capital Projects (partial year impact) 40 - 45
Margin Expansion 5 - 10
Forecasted 2009 FCF 2009 (before financing) 265 - 280
*  Adjusted 2008 distribution coverage – 1.4
6
($MM)

Financing Plan - 2009
Revolving credit facility sufficient to finance all 2008 and 2009 planned capex and MagTex acquisition
Possible bond offering in 2009 to finance additional 2009 and 2010 growth opportunities
Capital Expenditures 2009-2011
Maintenance Capital $27 MM
Organic Growth Projects $100 - $150 MM
7

Other Financial Metrics
Debt-EBITDA ratio at 9/30/08 2.1
Debt/Total Capital at 9/30/08 45%
Unutilized revolver capacity at 9/30/08 $394 MM
Distribution coverage -twelve months
ended 9/30/08 1.48x
Stable investment grade rating BBB/Baa2 (S&P, Moody’s)
Year ended 12/31/07 Revenues $7.4 B
8

Sunoco Logistics Debt Maturity Schedule
Debt Maturity Schedule
($MM)
$0
$100
$200
$300
$400
$500
$600
$700
2009 2012 2016
Undrawn
Drawn
Borrowings:
$250MM Senior Notes – 7.25%, due February 2012
$175MM Senior Notes – 6.125%, due May 2016
$400MM Credit Facility, due November 2012
-<$200MM – LIBOR + 40bps
->$200MM – LIBOR + 45bps
$100MM Credit Facility – LIBOR + 65bps, due May 2009
9
$394MM unutilized at 9/30/08

Appendix

Refined Products System
1,650 miles of refined product pipelines located in the Northeast &
Midwestern U.S.
36 refined product terminals located in 8 states
6.2 MMB capacity
Refinery Terminals
5.5 MMB capacity
Service Sunoco, Inc. Philadelphia area refineries
1.0 MMB of underground LPG storage located in Inkster, MI
Equity interest in five product pipelines
Explorer (9.4%)
Wolverine (31.5%)
West Shore (12.3%)
Yellowstone (14.0%)
Harbor (67%)
1

Crude Oil System
3,310 miles of crude oil trunk lines in Oklahoma, Texas and Michigan
Approximately 500 miles of gathering lines
14 MMB of working crude oil tankage in Nederland, Texas
One of the largest on shore crude oil facilities in US
Additional 2.8 MMB of tankage currently under construction
Maximum build-out capacity is 30 MMB
Equity interest in three crude pipelines
West Texas Gulf (43.8%)
Mid-Valley (55.3%)
Mesa (37%)
2

Completed Transaction History
$610mm in acquisitions since IPO
Columbus, Ohio product terminal from Certified Oil for $8mm
Texas crude oil pipeline from ExxonMobil for $100mm
37% interest in Mesa crude oil pipeline from Sunoco/Chevron
for $7mm
Texas crude oil pipelines from Black Hills for $41mm
Texas crude oil pipelines from Alon for $68mm
55.3% interest in Mid-Valley Pipeline Company from Sunoco for $65 MM
50% undivided interest in Syracuse, New York refined products terminal from
Exxon Mobil for $13mm
Purchase Agreement to acquire Texas refined product pipelines and terminals from Exxon Mobil for $185mm
–
anticipated closing Q4 2008
Nov. 2004
Aug. 2005
Dec. 2005
March 2006
August 2006
June 2007
April 2008
Additional 1/3 interest in Harbor Pipeline from El Paso for $7mm, increasing interest to 2/3
rds
June 2004
2 product terminals from ConocoPhillips for $12mm:  Baltimore/Manassas April 2004
Logistics assets of Eagle Point refinery from Sunoco, Inc. for $20.0mm March 2004
Additional 3.1% interest in West Shore for $4mm: now own 12.3% Sept. 2003
JV interest from Sunoco/ Unocal in West Texas Gulf for $11mm Nov. 2002
JV interests in 3 product pipelines from Unocal, for $54.0mm
- Wolverine (31.5%), West Shore (9.2%), and Yellowstone (14.0%)
Nov. 2002
3

Historical Financial Results
($millions)
9/30/08
EBITDA 2003 2004 2005 2006 2007 LTM
East 48              45 43 54 58 67
Terminals 41              48 51 54 68 77
West 18 16 23 47 67 108
Total EBITDA 107            109 117 155 193 252
Interest Expense (20)           (20)          (22) (28) (35) (32)
Maintenance Capex (26)           (24)          (23) (24) (24) (26)
Unusual Events - - 10 - - -
Free Cash Flow 61             65 82 103 134 194
GP Interest (1) (3) (4) (14) (22) (29)
Net to LPs 60              62 78 89 112 165
Yearly LP Distribution
($/unit)                               $1.99         $2.32       $2.56 $3.03      $3.33 $3.55
Coverage Ratio      1.33x         1.14x 1.22x 1.05x      1.15x 1.48x
4

Non GAAP Reconciliation
Management of the Partnership believes EBITDA and free cash flow information enhances an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's $400 million and $100 million revolving credit facilities in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA and free cash flow do not represent and should not be considered alternatives to net income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses.
(1)  Earnings before interest, taxes, depreciation and amortization
5
2003 2004 2005 2006 2007
LTM
9/30/08
Net Income 60           57           61           90           121         175
Interest Expense 20           20           22           28           35           32
Depreciation and amortization 27           32           34           37           37           45
EBITDA 107         109         117         155         193         252
Interest Expense (20)          (20)          (22)          (28)          (35)          (32)
Maintenance Capex (26)          (24)          (23)          (24)          (24)          (26)
Unusual Events -          -          10           -          -          -
Free Cash Flow 61           65           82           103         134         194
(1)